                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 15, 1999


                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

           Virginia                                   0-25762                           54-1719855
-------------------------------                    -------------                    ------------------
(State or other jurisdiction of                    (Commission                       (IRS Employer
        incorporation)                              File Number)                    Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia                                     23060
--------------------------------------------------                                   ---------
   (Address of principal executive offices)                                          (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.     OTHER EVENTS

            The July 1999 monthly Certificateholder's Statements to investors were distributed July 15, 1999.

ITEM 7 (c). EXHIBITS

            The following are filed as exhibits to this Report under Exhibit 20:

            1. July Performance Summary

            2. Series 1994-3 Class A and Class B Certificateholder's Statements
               for the month of July 1999.

            3. Series 1994-A Certificateholder's Statement for the month of July
               1999.

            4. Series 1995-1 Class A and Class B Certificateholder's Statements
               for the month of July 1999.

            5. Series 1995-3 Class A and Class B Certificateholder's Statements
               for the month of July 1999.

            6. Series 1996-1 Class A and Class B Certificateholder's Statements
               for the month of July 1999.

            7. Series 1996-2 Class A and Class B Certificateholder's Statements
               for the month of July 1999.

            8. Series 1996-3 Class A and Class B Certificateholder's Statements
               for the month of July 1999.

            9. Series 1997-1 Class A and Class B Certificateholder's Statements
               for the month of July 1999.

            10. Series 1997-2 Class A and Class B Certificateholder's Statements
                for the month of July 1999.

            11. Series 1998-1 Class A and Class B Certificateholder's Statements
                for the month of July 1999.

            12. Series 1998-2 Class A and Class B Certificateholder's Statements
                for the month of July 1999.

            13. Series 1998-3 Class A and Class B Certificateholder's Statements
                for the month of July 1999.

            14. Series 1998-4 Class A and Class B Certificateholder's Statements
                for the month of July 1999.

            15. Series 1998-5 Certificateholder's Statement for the month of
                July 1999.

            16. Series 1998-6 Certificateholder's Statement for the month of
                July 1999.

            17. Series 1999-1 Class A and Class B Certificateholder's Statements
                for the month of July 1999

            18. Series 1999-2 Class A and Class B Certificateholder's Statements
                for the month of July 1999

            19. Trust Excess Spread Analysis





                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                    CAPITAL ONE MASTER TRUST

                                    By:    CAPITAL ONE BANK
                                           Servicer

                                    By:    /s/ David M. Willey
                                           ---------------------------------
                                           David M. Willey
                                           Senior Vice President and Treasurer

Date:  July 15, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               -------------------



                                    EXHIBITS

                                       TO

                                    FORM 8-K

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                    SEQUENTIALLY
EXHIBIT                                                             NUMBERED
NUMBER        EXHIBITS                                              PAGE
-------       --------                                              ------------
   1          July Performance Summary                                    07

   2          Series 1994-3 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              09

   3          Series 1994-A Certificateholder's Statement for
              the month of July 1999                                      11

   4          Series 1995-1 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              12

   5          Series 1995-3 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              14

   6          Series 1996-1 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              16

   7          Series 1996-2 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              18

   8          Series 1996-3 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              20

   9          Series 1997-1 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              22

   10         Series 1997-2 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              24

   11         Series 1998-1 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              27

   12         Series 1998-2 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              29

   13         Series 1998-3 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              31

   14         Series 1998-4 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              34

   15         Series 1998-5 Certificateholder's Statement for
              the month of July 1999                                      36

   16         Series 1998-6 Certificateholder's Statement for
              the month of July 1999                                      37

   17         Series 1999-1 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              38

   18         Series 1999-2 Class A and Class B Certificate-
              holder's Statements for the month of July 1999              40

   19         Trust Excess Spread Analysis                                42